GUARANTY

This Guaranty (the "Guaranty") is made on the 21st day of September, 2010, among the persons whose names are set forth at the end of this Guaranty (collectively the "Guarantors"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit, operating division (the "Contractor"), as follows:

BACKGROUND OF AGREEMENT:

A.
The Contractor and SOUTHPEAK INTERACTIVE, L.L.C., a Virginia limited liability company (the "Distributor"), have on this day entered into a Master Purchase Order Assignment Agreement (the "Assignment Agreement") under the terms of which the Distributor will assign customer purchase orders to the Contractor and request the Contractor to purchase the required materials to fulfill such purchase orders; the Contractor will retain the Distributor to manufacture, process and ship ordered goods; and fees will be paid to the Contractor and the Distributor for their services thereunder.

B.	Each of the Guarantors has a substantial financial stake in the Distributor and will substantially benefit from the performance by Contractor of its obligations under the Assignment Agreement.

C.
The execution of this Guaranty is an express condition to the consummation of the transactions contemplated by the Assignment Agreement and the Contractor is unwilling to enter into or perform in accordance with the Assignment Agreement in the absence of the execution of this Guaranty.

THEREFORE, in consideration of the services to be performed, the payments to be made, and the obligations to be assumed by the Contractor pursuant to the Assignment Agreement, and further as an inducement to the Contractor to enter into and perform in accordance with the Assignment Agreement, the Guarantors hereby agree as follows:

1.            DEFINITIONS.           In this Guaranty, the following frequently used terms are defined as set forth in this ¶1:

(a)          Any terms used in this Guaranty which are defined in the Assignment Agreement will have the same meaning herein as is ascribed to such term in the Assignment Agreement.

(b)          The "Contract Documents" are, collectively, the Assignment Agreement, the Security Agreement and Financing Statement between the Contractor and the Distributor dated this day, the Subordination Agreement between the Contractor, the Distributor, and the Senior Lender dated this day, and this Guaranty.

(c)          The "Obligations" mean all of the obligations of the Distributor and each of the Guarantors pursuant to the Contract Documents.

(d)          The term "Guarantors" means all of the undersigned, jointly and severally; and the term "Guarantor" means each of the undersigned, individually and collectively.

(e)           A "Default" means the occurrence of an event of default by the Distributor pursuant to or in accordance with the provisions of any of the Contract Documents or the failure of the Guarantors (or any of them) to perform any covenant or agreement contained in this Guaranty or if any representation or warranty contained in this Guaranty is found to have been untrue, incomplete or misleading in any material respect when furnished.

2.            GUARANTY.  The Guarantors, jointly and severally, unconditionally and irrevocably, guaranty to Contractor the full and prompt payment and performance when due, whether at maturity or earlier (by reason of acceleration) and at all times thereafter, of all of the Obligations, and the undersigned further agree to pay all costs and expenses including, without limitation, all court costs and reasonable attorneys' fees and expenses paid or incurred by the Contractor in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, Distributor or any of the Guarantors.  The obligations of the Guarantors hereunder are secured by that certain Security Agreement and Financing Statement of even date herewith among the Contractor, Southpeak Interactive, L.L.C., and the Guarantors.

3.            TERMS AND CONDITIONS.  (a)  Subject to the provisions of the Contract Documents, Contractor shall have the exclusive right to determine the application of payments and credits, if any, received by Contractor from the undersigned, the Distributor, the Senior Lender, and any Customer.
(b)          Contractor is authorized, without notice or demand, and without affecting the liability of any of the Guarantors, from time to time to (i) renew, extend, accelerate or otherwise change the time for payment or performance of, or other terms relating to, the Obligations or any of them, or otherwise modify, amend or change the terms of the Contract Documents or any of them, or any other agreement, document or instrument now or hereafter executed by the Distributor and delivered to Contractor; (ii) accept partial payments on or performance of the Obligations; and (iii) settle, release, compromise, collect or otherwise liquidate the Obligations in any manner, without affecting or impairing the Obligations of the undersigned.

(c)          At any time after a Default, Contractor may, at its discretion, upon notice to the Guarantors and regardless of the acceptance of any security or collateral for the payment, appropriate and apply toward the payment and satisfaction of the Obligations (i) any indebtedness due or to become due from Contractor to one or more of the Guarantors; and (ii) any monies, credits or other property belonging to one or more of the Guarantors, at any time held by Contractor on deposit or otherwise.

(d)          Contractor shall not be required to take any steps to preserve any rights against prior parties (if any) to or in any of the Obligations.

(e)           The Guarantors agree that to the extent that the Distributor makes a payment(s) to Contractor, which payment(s) are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation intended to be satisfied shall be renewed and continued in full force and effect as if said payment had not been made, and the Guarantors shall, upon demand by Contractor, immediately satisfy such obligation in full in accordance with the terms of this Guaranty.  The Guarantors further agree that any and all claims of the Guarantors against the Distributor or against its properties, arising by reason of any loan, advance, investment or other payment by the undersigned to Contractor shall be subordinate and subject in right of payment to the prior payment, in full, of all sums due pursuant to the Obligations.

(f)           Each Guarantor assumes responsibility for keeping himself, herself or itself informed of the financial condition of the Distributor and of all other circumstances bearing upon the risk of Default.  Contractor shall have no duty to advise the Guarantors of information known to Contractor regarding such condition or circumstances.

(g)          No delay on the part of Contractor in the exercise of any right or remedy shall operate as a waiver or constitute a discharge of any of the Guarantors' obligations under this Guaranty, and no single or partial exercise by Contractor of any right or remedy shall preclude the further exercise to any extent; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Contractor except as expressly set forth in a writing duly signed and delivered by an authorized officer of Contractor.  Contractor's failure at any time to require strict performance by the Distributor or any other party of any of the provisions, warranties, terms and conditions contained in the Contract Documents shall not discharge any of the Guarantors' obligations under this Guaranty, nor shall it waive, affect or diminish any right of the Contractor at any time to demand strict performance and such right shall not be deemed to have been waived by any act or knowledge of Contractor unless such waiver is contained in an instrument in writing, signed by an officer of Contractor specifying such waiver.  No waiver by Contractor of any default shall operate as a waiver of either any other default or the same default on a future occasion, and no action or inaction by Contractor shall in any way affect or impair Contractor's rights or the obligations of the Guarantors under this Guaranty.  The Guarantors agree that their obligations under this Guaranty will not be discharged except by complete performance of all of the Obligations.  Any determination by a court of competent jurisdiction of the sums owing by the Distributor to Contractor shall be conclusive and binding on the Guarantors irrespective of whether any of the Guarantors was a party to the suit or action in which such determination was made.

4.            WARRANTIES AND REPRESENTATIONS.  Each of the Guarantors, jointly and severally, hereby represent and warrant to the Contractor that:

(a)           The execution, delivery, and performance by each Guarantor of this Guaranty will not violate any provision of law, any order of any court or other agency of government, or any agreement or other instrument to which any of the Guarantors is a party or by which any of the Guarantors is bound or be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under any such agreement or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property or assets of any Guarantor, except as contemplated by the provisions of this Guaranty; and

(b)           This Guaranty constitutes the legal, valid and binding obligation of each of the Guarantors and is enforceable against each of the Guarantors in accordance with the terms hereof.

5.            DEFAULT.  (a)           Upon and during the continuance of any Default, Contractor may, at its sole election, proceed directly and at once, without notice, against one or more of the Guarantors to collect and recover the full amount or any portion of the Obligations, without first proceeding against the Distributor or any other Guarantor, or any other party or any other person, firm or corporation.  All of the above rights and powers may be exercised by Contractor without liability, except the obligation to account for property actually received.

(b)           Any right to set-off exercised by Contractor shall be deemed to have been exercised immediately on the occurrence of a Default, even though such set-off is made or entered on the books of Contractor at any subsequent time.

6.            INDEMNIFICATION.  The Guarantors will at all times, now and hereafter, jointly and severally, indemnify and hold Contractor harmless from and against all loss or damage arising in connection with this Guaranty and against all claims, liability, demands, actions or suits, and all liabilities, payments, costs, charges and expenses including, without limitation, attorneys' fees and costs incurred by Contractor on account of or in connection with this Guaranty or the transactions or assertions of rights contemplated or permitted hereunder.

7.            MISCELLANEOUS.  (a)  This Guaranty shall be binding upon the undersigned and upon the heirs, executors, successors and assigns of the undersigned and shall inure to the benefit of Contractor's successors and assigns; all references to the Distributor and to the undersigned shall be deemed to include their respective successors, assigns, participants, receivers or trustees (as the case may be).

(b)          This Guaranty embodies the entire understanding of the parties pertaining to the subject matter hereof, and shall constitute a continuing agreement applicable to future as well as existing transactions between the Contractor and the Distributor.

(c)          THIS GUARANTY HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN DEERFIELD, ILLINOIS, AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, AND AS PART OF THE CONSIDERATION FOR CONTRACTOR'S PERFORMANCE PURSUANT TO THE CONTRACT DOCUMENTS, THE UNDERSIGNED CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF ILLINOIS, AND FURTHER CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE UNDERSIGNED AT THE ADDRESS STATED HEREIN AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED TWO (2) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED.  THE UNDERSIGNED FURTHER CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

(d)          The headings used in this Guaranty are for the convenience of the reader only; such headings constitute no part whatsoever of the agreement between the parties.

(e)          No invalidity, irregularity or unenforceability of the Obligations (or any of them) hereby secured shall affect, impair or be a defense to any provision contained in this Guaranty.  If any term, condition or provision of this Guaranty is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other term, condition or provision of this Guaranty.

(f)           If this Guaranty shall differ or conflict in terms with any of the Contract Documents, the agreement which gives Contractor the greater right, as determined by Contractor, shall prevail.

GUARANTORS:

Terry Phillips

Address:

Gone Off Deep, LLC

By:
Name:
Address:

Southpeak Interactive Corp.

By:
Name:
Address:

Vid Sub, LLC

By:
Name:
Address: